EXHIBIT 10.5

This instrument, when recorded,

should be returned to:

Christopher J. Moore
Orrick, Herrington & Sutcliffe LLP
666 Fifth Avenue
New York, NY  10103-0001

Cross Reference:

Book 1408

Floyd County, Georgia

AMENDMENT NO. 1 TO FACILITY LEASE  AGREEMENT (P1)

THIS AMENDMENT NO. 1 TO FACILITY LEASE AGREEMENT (P1) (this “Amendment”) is made as of May 22, 2009, by and between (i) U.S. BANK NATIONAL ASSOCIATION, a national banking association organized under the laws of the United States, successor in interest to SunTrust Bank, Atlanta, not in its individual capacity but solely as Co-Trustee under the Trust Agreement (herein, together with its successors and permitted assigns, called the “Co-Trustee”), and (ii) ROCKY MOUNTAIN LEASING CORPORATION, a corporation organized under the laws of the State of Delaware (herein, together with its successors and permitted assigned, called “RMLC”).  Capitalized terms used herein and not otherwise defined being used herein as defined in the Facility Lease (as defined below) or in Appendix A thereto, as heretofore amended.

W I T N E S S E T H  T H A T

WHEREAS, on December 30, 1996, the Co-Trustee and RMLC entered into the  Facility Lease Agreement (P1), filed for record on August 7, 1997 in Book 1408 Page 496 of the Floyd County, Georgia land records (the “Facility Lease”), pursuant to which the Co-Trustee leased to RMLC the Undivided Interest (leased to the Co-Trustee by Oglethorpe pursuant to the Head Lease) upon the terms and conditions set forth therein;

WHEREAS, pursuant to Section 8.5 and Section 8.6 of the Participation Agreement, Oglethorpe has caused Berkshire Hathaway Assurance Corporation (“Berkshire”) to issue and deliver (a) to the Head Lessee and the Owner Participant, a Qualifying Head Lease Surety Bond (the “Berkshire Head Lease Surety Bond”), and (b) to the Facility Sublessor and the Facility Lessor, a Qualifying Sublease Surety Bond (the “Berkshire Sublease Surety Bond” and, together with the Berkshire Head Lease Surety Bond, the “Berkshire Surety Bonds”); and

WHEREAS, in connection with the issuance by Berkshire of the Berkshire Surety Bonds, each of the parties hereto wishes to amend the Facility Lease.

NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.                                          Amendments to Appendix A (Definitions) to the Facility Lease

Appendix A to the Facility Lease is hereby amended as follows:

(i)                                     by deleting the defined term “AMBAC Indemnity” and replacing the definition of “AMBAC”, in its entirety, with the following language:

“AMBAC” shall mean Ambac Assurance Corporation (formerly named AMBAC Indemnity Corporation), a Wisconsin-domiciled stock-insurance corporation.  Any reference herein to “AMBAC Indemnity” shall be a reference to “AMBAC.”

(ii)                                  by adding the following definitions thereto:

“AMBAC Sublease Surety Bond” shall mean the Amended and Restated Surety Bond (Facility Sublease-P1) No. SF0004BE issued on May 22, 2009 by AMBAC in favor of the Facility Sublessor and the Facility Lessor.

“Berkshire” shall mean Berkshire Hathaway Assurance Corporation.

“Berkshire Surety Bond Date” shall mean May  22, 2009.

“Implementation Agreement” shall mean the Surety Bond Implementation Agreement (P1) dated as of the Berkshire Surety Bond Date among Oglethorpe, RMLC, the Co-Trustee, the Owner Trustee, the Owner Participant, AMBAC and Berkshire.

Section 2.                                          Other Amendments to the Facility Lease

(a)                                  The second sentence of Section 3.4(c) of the Facility Lease is hereby amended by replacing the words “and AMBAC” with “, Berkshire and AMBAC”.

(b)                                 The first sentence of Section 5.3 of the Facility Lease is hereby amended by replacing the words “and AMBAC” with “, Berkshire and AMBAC”.

(c)                                  The first sentence of Section 10.1 of the Facility Lease is hereby amended by replacing the words “and AMBAC” with “, Berkshire and AMBAC”.

(d)                                 (i) Section 10.3(f)(4) of the Facility Lease is hereby amended by replacing the words “or AMBAC” with “, Berkshire or AMBAC”, (ii) Section 10.3(f)(5) is hereby amended by replacing the words “and AMBAC” with “, Berkshire and AMBAC” and (iii) the last paragraph of Section 10.3 of the Facility Lease is hereby amended by replacing the words “and AMBAC” with “, Berkshire and AMBAC”.

(e)                                  Section 17.1(f) of the Facility Lease is hereby replaced, in its entirety, with the following language:

“if the Facility Lessor shall have sold the Facility Lessor’s Rocky Mountain Interest pursuant to paragraph (c) above, the Facility Lessor may, if it shall so elect, demand that the Facility Lessee pay to the Facility Lessor, and the Facility Lessee shall pay to the Facility Lessor, as liquidated damages for loss of a bargain and not as a penalty (in lieu of the Basic Rent due for any periods subsequent to the date of such sale), an amount equal to (A) any unpaid Basic Rent due before the date of such sale and, (B)(i) if that date is a Rent Payment Date, the Basic Rent due on that date (to the extent payable in arrears), or, (ii) if that date is not a Rent Payment Date or a Termination Date, the daily equivalent (for the period from the previous Termination Date to the date of such sale) of Basic Rent due on the next Rent Payment Date (as if all such Basic Rent is payable and accruing in arrears with respect to the 6-month period preceding such Rent Payment Date, whether Basic Rent on such Rent Payment Date is payable in advance or in arrears), plus (C) the amount, if any, by which the Termination Value computed as of the Termination Date next preceding the date of such sale (or, if such sale occurs on a Rent Payment Date or a Termination Date, the Termination Value computed as of such date (provided that if such Termination Date is also a Rent Payment Date on which Basic Rent is payable in advance, such Termination Value shall be reduced by the amount of Basic Rent shown as advance Basic Rent opposite such date on Schedule 1 to the Facility Lease)), exceeds the net proceeds of such sale, and, upon payment of such amount, this Facility Lease and the Facility Lessee’s obligation to pay Basic Rent for any periods subsequent to the date of such payment shall terminate; or”

(f)                                    Section 17.1(g) of the Facility Lease is hereby replaced, in its entirety, with the following language:

(a)  The Facility Lessor may foreclose on, or to the extent permitted by the terms of the Qualifying Equity Funding Agreement, draw upon, the Qualifying Equity Funding Agreement. Any proceeds of the Qualifying Equity Funding Agreement shall be applied (as determined by the Owner Participant to the extent consistent with Applicable Law) to unpaid Rent and shall reduce the Facility Lessee’s obligations to pay Rent to the extent any such proceeds are received by the Facility Lessor.

(b)  To the extent permitted by Applicable Law (including Part 6 of Article 9 of the applicable Uniform Commercial Code), the Facility Sublease, the Facility Sublease Assignment Agreement, and the terms, as applicable, of any Qualifying Additional Security that secures the Facility Sublessee’s obligations under the Facility Sublease, any Qualifying Letter of Credit that enhances the Facility Sublessee’s obligations under the Facility Sublease, any Qualifying Sublease Surety Bond, the AMBAC Sublease Surety Bond and the Berkshire Sublease Surety Bond (in each case, whether any of the foregoing such agreements, arrangements, security or letters of credit was “qualifying” as of or after the Berkshire Surety Bond Date under the definitions herein or not), the Facility

Lessor may draw upon, foreclose upon, or realize upon any Qualifying Additional Security that secures the Facility Sublessee’s obligations under the Facility Sublease, any Qualifying Letter of Credit that enhances the Facility Sublessee’s obligations under the Facility Sublease, any Qualifying Sublease Surety Bond, the AMBAC Sublease Surety Bond, or the Berkshire Sublease Surety Bond (in each case, whether any of the foregoing such agreements, arrangements, security or letters of credit was “qualifying” as of or after the Berkshire Surety Bond Date under the definitions herein or not).  Any proceeds of any Qualifying Additional Security that secures the Facility Sublessee’s obligations under the Facility Sublease, any Qualifying Letter of Credit that enhances the Facility Sublessee’s obligations under the Facility Sublease, any Qualifying Sublease Surety Bond, the AMBAC Sublease Surety Bond, or the Berkshire Sublease Surety Bond (in each case, whether any of the foregoing such agreements, arrangements, security or letters of credit was “qualifying” as of or after the Berkshire Surety Bond Date under the definitions herein or not) that are received by the Facility Lessor, as assignee of the Facility Lessee, shall be applied to Sublease Rent as provided therein and in the Facility Sublease, and as required by Applicable Law (including Part 6 of Article 9 of the applicable Uniform Commercial Code).

(c)  If, as a result of the application of the amounts described in clause (2) in accordance with the provisions of clause (2), any such amounts are received as payments of Sublease Rent under the Facility Sublease by the Facility Lessor as assignee of the Facility Sublessor, such amounts shall be applied as determined by the Owner Participant to the extent consistent with the requirements of the Facility Sublease Assignment Agreement and Applicable Law (including Part 6 of Article 9 of the applicable Uniform Commercial Code) to unpaid Rent and shall reduce the Facility Lessee’s obligations to pay Rent to the extent any such amounts are so received by the Facility Lessor.

(g)                                 The Facility Lease is hereby amended by adding a new Section 25-12:

“Section 25-12.  Certain Agreements Regarding Operative Documents.  RMLC agrees and acknowledges that the agreements made by RMLC under Section 4(b) of the Implementation Agreement are hereby incorporated herein by reference.”

Section 3.                                          Reference to Facility Lease

Except as herein amended, the Facility Lease shall remain in full force and effect.  As amended hereby, the Facility Lease is hereby ratified, approved and confirmed in all respects.  On and after the date hereof, each reference to the Facility Lease in any agreement, document or instrument executed and delivered pursuant to the Facility Lease by the parties hereto, shall mean and be a reference to the Facility Lease, as amended hereby and by the Amendment, Release and Consent Agreement, dated as of July 30, 1999.

Section 4.                                          Amendments and Waivers

No term, covenant, agreement or condition of this Amendment may be terminated, amended or compliance therewith waived (either generally or in a particular instance, retroactively or prospectively) except by an instrument or instruments in writing executed by each party hereto.

Section 5.                                          Successors and Assigns

(a)                                  This Amendment shall be binding upon and shall inure to the benefit of, and shall be enforceable by, the parties hereto and their respective successors and assigns as permitted by and in accordance with the terms hereof.

(b)                                 Except as expressly provided herein or in the other Operative Documents, neither party hereto may assign its interests or transfer its obligations herein without the consent of the other party hereto.

Section 6.                                          Governing Law

This Amendment shall be in all respects governed by and construed in accordance with the laws of the State of New York including all matters of construction, validity and performance except to the extent the law of the State of Georgia is mandatorily applicable.

Section 7.                                          Severability

If any provision hereof shall be invalid, illegal or unenforceable under Applicable Law, the validity, legality and enforceability of the remaining provisions hereof shall not be affected or impaired thereby.

Section 8.                                          Counterparts

This Amendment may be executed by the parties hereto in separate counterparts, each of which, subject to Section 24 of the Facility Lease, when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

Section 9.                                          Limitation of Liability

It is expressly understood and agreed by the parties hereto that (a) this Amendment is executed and delivered by U.S. Bank National Association, not individually or personally but solely as Co-Trustee under the Trust Agreement, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Co-Trustee is made and intended not as personal representations, undertakings and agreements by U.S. Bank National Association but is made and intended for the purpose of binding only the Co-Trustee, (c) nothing herein contained shall be construed as creating any liability on U.S. Bank National Association, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto or by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall U.S. Bank National Association be personally liable for the payment of any indebtedness or expenses of the Co-Trustee or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Co-Trustee under this Amendment.  In addition, each of the parties hereto acknowledges and agrees that the Co-Trustee has been appointed by the Owner Participant and Owner Trustee for the purpose of exercising those trust powers in the State of Georgia which may not be exercised by the Owner Trustee under Applicable Law, and that, except as otherwise required by Applicable Law, the Co-Trustee shall not be obligated to take any action hereunder unless expressly directed in writing by the Owner Trustee or the Owner Participant in accordance with the terms of the Trust Agreement.

(Signature pages follow)

IN WITNESS WHEREOF, the parties have each caused this Amendment to be duly executed as of the day and year first written above.

U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity, but solely as Co-Trustee under the Trust Agreement

		By:	/s/ Jack Ellerin
			Name:	Jack Ellerin
			Title:	Vice President

Signed, sealed and delivered in the presence of:

/s/ Muriel Shaw
Unofficial Witness

/s/ Sonia S. Henry
Notary Public

My commission expires:	July 21, 2012

[Notary Seal]

ROCKY MOUNTAIN LEASING CORPORATION

		By:	/s/ Elizabeth B. Higgins
Name: Elizabeth B. Higgins
Title: President

		Attest:	/s/ Patricia N. Nash
Name: Patricia N. Nash
Title: Assistant Secretary

Signed, sealed and delivered in the presence of:

/s/ Thomas J. Brendiar
Unofficial Witness

/s/ Sharon H. Wright
Notary Public

My commission expires:	October 14, 2011

[Notary Seal]

Acknowledged and consented to by:

UTRECHT-AMERICA FINANCE CO.

		By:	/s/ Brett Delfino
Name: Brett Delfino
Title: Assistant Secretary

		By:	/s/ Margaret Schaubeck
Name: Margaret Schaubeck
Title: Assistant Treasurer

Signed, sealed and delivered in the presence of:

/s/ Geert C. Kortlandt
Unofficial Witness

/s/ Shannon Smith
Notary Public

My commission expires:	November 5, 2011

[Notary Seal]

SCHEDULE TO EXHIBIT 10.5

AMENDMENT NO. 1 TO FACILITY LEASE AGREEMENT (P1)

The following table indicates for each transaction the name of the corresponding Owner Participant:

Amendment to Agreement	Date	Owner Participant

P2	May 22, 2009	Philip Morris Capital Corporation

F3	May 22, 2009	First Chicago Leasing Corporation

F4	May 22, 2009	First Chicago Leasing Corporation

N6	May 22, 2009	Philip Morris Capital Corporation (transferee from NationsBanc Leasing & R.E. Corporation)